Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

SIXTH AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT
This Sixth Amendment to Collaboration and License Agreement (this “Amendment”) is entered into as of March 6, 2024 (the “Amendment Date”) by and between Genzyme Corporation, a Massachusetts corporation (“Sanofi”), and Nurix Therapeutics, Inc., a Delaware corporation (“Nurix”). Sanofi and Nurix are each referred to herein by name or, individually, as a “Party” or, collectively, as the “Parties.”
Recitals
WHEREAS the Parties entered into that certain Collaboration and License Agreement (as amended by the Amendments, the “Agreement”), dated December 19, 2019, that certain First Amendment to Collaboration and License Agreement, dated January 6, 2021 (the “First Amendment”), that certain Second Amendment to Collaboration and License Agreement, dated December 16, 2021 (the “Second Amendment”), that certain Third Amendment to Collaboration and License Agreement, dated July 7, 2022 (the “Third Amendment”), that certain Fourth Amendment to Collaboration and License Agreement, dated August 11, 2022 (the “Fourth Amendment”), and that certain Fifth Amendment to Collaboration and License Agreement, dated November 3, 2023 (the “Fifth Amendment” and, together with the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, the “Amendments”); and
WHEREAS the Parties wish to amend the Agreement to extend the Collaboration Target Research Term (as defined in the Agreement) for the [*] Collaboration Target (as defined in the Agreement) STAT6 subject to the terms and conditions further described herein.
Now Therefore, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Amendment, in accordance with Section 18.5 of the Agreement, the Parties agree as follows:
1.Defined Terms. As used in this Amendment, capitalized terms, whether used in the singular or plural form, that are not defined herein shall have the meanings ascribed to such terms in the Agreement.
2.Amendments.
(a)Section 1.44 of the Agreement is hereby deleted in its entirety and replaced with the following:
1.44    “Collaboration Target Research Term” means, on a Collaboration Target-by-Collaboration Target basis, the period of time beginning (a) with respect to Initial Collaboration Targets, the Effective Date, and (b) with respect to Available Targets or Reserved Targets that become Collaboration Targets in accordance with Section 2.2.2

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(Additional Collaboration Targets) or Section 2.2.3 (Collaboration Target Substitution Right), the date that such Available Targets or Reserved Targets become Collaboration Targets (as further described therein), and in each case (a) and (b), ending [*], provided that, notwithstanding the foregoing, each such period of time shall automatically expire upon the expiration of the Research Term unless otherwise mutually agreed in writing by the Parties.

(b)Section 1.193 of the Agreement is hereby deleted in its entirety and replaced with the following:
1.193     “Research Term” means the period of time beginning on the Effective Date and ending [*] in accordance with Section 2.1.2 (Collaboration Target Research Term Extension), or (b) with respect to the [*] Collaboration Target STAT6 (for which the Collaboration Target Research Term is extended pursuant to Section 2.1.3 (STAT6 Research Term Extension)); the Research Term shall instead end upon [*].

(c)A new Section 2.1.3 is hereby added to the Agreement which shall provide as follows:
2.1.3    STAT6 Research Term Extension. Notwithstanding anything to the contrary in this Agreement, the Collaboration Target Research Term for the [*] Collaboration Target STAT6 shall extend after the expiration of its original Collaboration Target Research Term until [*] (the “STAT6 Research Term Extension”). Other than with respect to the payments described in: [*].
(d)A new Section 11.12 is hereby added to the Agreement, which shall provide as follows:
11.12    STAT6 Research Term Extension Milestone Payment.
(a)    If, during the period of the STAT6 Research Term Extension (as described in Section 2.1.3 (STAT6 Research Term Extension)) and before Sanofi exercises the License Term Extension for the [*] Collaboration Target STAT6 in accordance with Section 12.2 (Expiration; License Term Extension), Nurix delivers to Sanofi a complete Development Candidate Data Package [*] that is Directed To the [*] Collaboration Target STAT6 in accordance with the requirements described in Section 1.62 (Development Candidate Data Package) and the requirements described in Section 2.9.2 (Development Candidate Data Package) (the “STAT6 [*] DC Data Package”), Sanofi shall pay to Nurix, in accordance with Section 11.12(c) below, either: (i) [*]; or (ii) [*]. For clarity, Sanofi shall only be required to make [*] pursuant to this Section 11.12(a), either pursuant to the foregoing (i) or (ii).
(b)    If, during the STAT6 Research Term Extension, Sanofi exercises the License Term Extension for the [*] Collaboration Target STAT6 prior to Nurix delivering to Sanofi the STAT6 [*] DC Data Package, then, [*], Sanofi shall pay to Nurix, in accordance with Section 11.12(c) below, either: (i) [*]; or (ii) [*]. For clarity, other than the License Extension Fee for the [*] Collaboration Target STAT6, Sanofi shall only be required to make [*] pursuant to this Section 11.12(b), either pursuant to the foregoing (i) or (ii), and [*].

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(c)    In the event that, during the STAT6 Research Term Extension: (i) Nurix delivers to Sanofi the STAT6 [*] DC Data Package [*]; or (ii) [*]; then Nurix will [*], and Sanofi, subject to any good faith dispute as to whether the STAT6 [*] DC Data Package is incomplete or otherwise inconsistent with the requirements of Schedule 1.62, will [*].
(e)A new Section 1.250 is hereby added to the Agreement which shall provide as follows:
1.250    “STAT6 [*] DC Data Package” is defined in Section 11.12 (STAT6 Research Term Extension Milestone Payment).
(f)A new Section 1.251 is hereby added to the Agreement which shall provide as follows:
1.251    “STAT6 Research Term Extension” is defined in Section 2.1.3 (STAT6 Research Term Extension).
3.Miscellaneous.
(a)No Other Amendments. This Amendment shall be deemed to be a part of and incorporated into the Agreement. In the event of a conflict between this Amendment and the Agreement, this Amendment shall control. Except as expressly set forth in this Amendment, all of the terms and conditions of the Agreement, including without limitation rights and obligations with respect to Patents and Know-How, shall remain unchanged and are ratified and confirmed in all respects and remain in full force and effect.
(b)Entire Agreement. This Amendment, together with the Agreement and any exhibits or attachments thereto, contains the entire agreement by the Parties with respect to the subject matter hereof, and any reference to the Agreement shall refer to the Agreement, as amended by this Amendment.
(c)Counterparts. This Amendment may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts will be deemed an original, will be construed together and will constitute one and the same instrument. Any such counterpart, to the extent delivered by Electronic Delivery, will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party will raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.
(d)Choice of Law. This Amendment and any Dispute arising from the performance or breach hereof will be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to any choice of law rules.
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In Witness Whereof, and intending to be legally bound hereby, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Amendment Date.

NURIX THERAPEUTICS, INC. By: /s/ Christine Ring Name: Christine Ring Title: Chief Legal Officer	GENZYME CORPORATION By: /s/ Michael Iafolla Name: Michael Iafolla Title: Global Head of Alliance Management - Sanofi Partnering

[SIGNATURE PAGE TO SIXTH AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT]